UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 6, 2006


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


        Maryland                    001-09279                  13-3147497
        -----------------------------------------------------------------
        (State or other       (Commission file No.)        (IRS Employer
        jurisdiction of                                       I.D. No.)
         incorporation)


        60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
        ----------------------------------------------------------------
              (Address of principal executive offices)        (Zip code)

        Registrant's telephone number, including area code: 516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --       Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         --       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


=============================================================================

Item 1.01         Entry into a Material Definitive Agreement.

On December 7, 2006, One Liberty Properties, Inc. filed a current Report on Form 8-K discussing an amendment to a Purchase and Sale Agreement. This Form 8-K/A is being filed to correct a typographical error contained in the first line of Item
1.01 of the Form 8-K. The Form 8-K incorrectly set forth the name of the registrant. Set forth below is the corrected text of Item 1.01 of the Form 8-K. Except for the correction of the error referenced above, this Form 8-K/A does not update, modify or amend any disclosure set forth in the Form 8-K.

On November 8, 2006, One Liberty Properties, Inc. (the "registrant") announced that OLP Baltimore LLC, a wholly-owned subsidiary of the registrant ("Buyer"), entered into a Purchase and Sale Agreement, as amended (the "Agreement"), with FR Hollins Ferry, LLC ("Seller"), pursuant to which the Seller agreed to sell, and the Buyer agreed to purchase, an industrial building situated on approximately 28 acres in Baltimore, Maryland consisting of approximately 367,000 square foot grade level space for a purchase price of $32.2 million. On December 6, 2006, the Agreement was amended to add additional closing conditions to the Agreement. Unless waived by Buyer, in the event that the additional closing conditions or the other closing conditions are not satisfied, Buyer may, in its sole option, terminate the Agreement.

Reference is made to the registrant's 8-Ks filed on November 8, 2006, November 27, 2006, and November 30, 2006.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

         Not applicable.

(b) Pro Forma Financial Information.

         Not applicable.

(c) Shell Company Transactions.

         Not applicable.

(d) Exhibits.

         10.1 Third Amendment to Purchase and Sale Agreement, dated as of December 6, 2006, between FR Hollins Ferry, LLC and OLP Baltimore LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ONE LIBERTY PROPERTIES, INC.



Date:     December 11, 2006        By: /s/ Simeon Brinberg
                                   -----------------------
                                   Simeon Brinberg
                                   Senior Vice President

                                                            EXHIBIT 10.1

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

         This Third Amendment to Purchase and Sale Agreement (this "Amendment") is dated as of December 6, 2006 and is made by and between FR HOLLINS FERRY, LLC, a Delaware limited liability company having an address at c/o SunTrust Equity Funding, LLC, 303 Peachtree Street, 24th Floor, MC 3951, Atlanta, Georgia 30308 (the "Seller") and OLP BALTIMORE LLC, a Maryland limited liability company having an address at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the "Buyer").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Seller and Buyer previously entered into that certain Purchase and Sale Agreement dated November 6, 2006, as amended by First Amendment to Purchase and Sale Agreement dated as of November 21, 2006 and by Second Amendment to Purchase and Sale Agreement dated as of November 29, 2006 (collectively, the "Contract") regarding the sale by Seller and the purchase by Buyer of the "Premises" (as such term is defined in the Contract); and

         WHEREAS, Seller and Buyer now wish to further modify the Contract on the terms herein provided.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Capitalized terms. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed thereto in the Contract.

         2. Due Diligence Date. Buyer confirms that, except as set forth in Paragraph 3 below, and subject to the satisfaction of all conditions contained in the Contract and/or in this Amendment, Buyer is satisfied with its due diligence review and investigation.

         3. Additional Conditions Precedent to Closing. Supplementing section 3 of the Contract, the following are added as additional conditions precedent to Buyer's obligation to acquire the Premises, any or all of which may be expressly waived by Buyer in writing in Buyer's sole option and all of which are for the sole benefit of Buyer (and if any of such conditions or any other condition to Buyer's obligation to close set forth in the Contract is not satisfied or waived by Buyer in writing in Buyer's sole option, then upon two days' notice from Buyer to Seller and Escrow Agent, this Contract shall terminate, the Deposit plus any accrued interest thereon shall be returned to Buyer and thereafter neither party shall have any further rights or obligations hereunder to the other):

         (ix) an amendment to the Lease shall have been negotiated and finalized and revised in a manner acceptable to Buyer and Lender in their sole discretion and such amendment to Lease, in such approved form, shall have been signed and delivered by all parties thereto and a true copy of same delivered to Buyer at or prior to Closing (with Seller acknowledging that as of the date hereof such Lease amendment is still in process of being negotiated and is not yet in final form, and certain provisions contained in the current draft of same are not acceptable to Buyer or Lender),

         (x) the loan documents for the Loan shall have been negotiated and finalized and revised by Lender in a manner acceptable to Buyer in Buyer's sole discretion, and the forms of Loan documents required by Lender to be delivered at Closing must be in such same forms without modification (with Seller acknowledging that as of the date hereof such Loan documents are still in process of being negotiated and are not yet in final form, and certain provisions contained in the current drafts of same are not acceptable to Buyer),

         (xi) an updated estoppel certificate, certified to Buyer and to Lender and including a certification of the amendment to Lease referred to in
         (ix) above (such estoppel to be in the form attached hereto and made a part hereof as Schedule 1) shall have been signed and delivered by Tenant and an original of same with the Lease attachment delivered to Buyer at or prior to Closing,

         (xii) Buyer shall have received written evidence from Tenant, reasonably satisfactory to Buyer, confirming that Tenant previously designated to Seller the amount of $8,500,000 as the "Escrow Amount" pursuant to section 8.2 of the Lease,

         (xiii) the existing environmental report (entitled "Phase I Environmental Site Assessment Report" and prepared by LandAmerica Assessment Corporation, dated September 28, 2006 and referred to herein as the "Existing Phase I") must be brought up to the newer existing standards for same (i.e., the so-called "AAI standard", which became effective on November 1, 2006), such new report to show no adverse changes from that state of facts disclosed in the Existing Report and same to be certified to Buyer or a reliance letter in favor of Buyer delivered by LandAmerica Assessment Corporation, with the parties acknowledging that the full updated report may not be available as of the Closing due to timing constraints and accordingly this condition may be satisfied by a written confirmation from LandAmerica Assessment Corporation to Buyer confirming that based on LandAmerica's new inspection, nothing in such new report prepared in accordance with such new standards will disclose any adverse change from the sate of facts disclosed in the Existing Phase I,

         (xiv) a copy of the final Property Condition Report for the Premises, previously prepared by LandAmerica Assessment Corporation for the benefit of Lender, must be delivered to Buyer together with a reliance letter from LandAmerica Assessment Corporation satisfactory to Buyer, and the form, substance, conclusions and recommendations set forth in such report must be reviewed by Buyer and be acceptable to Buyer in Buyer's sole discretion (with the parties acknowledging that as of the date hereof Buyer has not yet received a copy of such report),

         (xv) written confirmation from Lender that no "O&M plan" will be required of Buyer, as borrower, in connection with the Loan and that such requirement is waived given the single tenant, triple-net nature of the Lease,

         (xvi) Buyer shall have received a true and complete copy of the approved and stamped plans and specifications for the "Tenant's Improvements" (as such term is defined in the Lease as modified by the Lease modification referred to in (ix) above, such plans and specifications to be in the same form as the unstamped plans and specifications previously delivered to Buyer (which were dated October 10, 2006, prepared by Townes Site Engineering and bear job number 20060177),

         (xvii) Buyer shall have received a copy of the survey prepared by KCI Technologies, bearing job number 01-93078TE and last revised November 10, 2006, naming Buyer as an additional certified party and containing no other adverse changes, and

         (xviii) the title policy and survey to be received by Buyer at Closing shall be in the form approved by Buyer during its due diligence review, specifically containing the modifications to the title commitment and the list of required endorsements and the survey revisions as set forth in the title and survey memorandum dated November 21, 2006 and previously sent by Buyer's counsel to Robin Cavey at LandAmerica, a true copy of which is attached hereto as Schedule 2.

         4. Lease Buy-Down. The parties acknowledge that the Lease provides Tenant the one-time right to buy down the base rent due thereunder in an amount of up to $500,000 on an even thousand dollar basis (the "Buy-Down Amount"). The parties hereby confirm and agree that in the event Tenant exercises such right on or prior to Closing, then at Closing Seller shall pay over to Buyer the total Buy-Down Amount actually paid by Tenant to Seller in connection with such exercise.

         5. Escrow During Tenant Allowance Period.

         A. Pursuant to section 33 of the Contract, the parties have agreed that at Closing, Seller shall fund a rent reserve account for the benefit of Buyer and Lender for the purposes more fully stated in such section 33. Because the Lender is requiring that such amount be reserved and held by Lender pursuant to the loan documents for the Loan, Seller shall credit such amount to Buyer at Closing and the "rent reserve" referred to in such section shall be satisfied solely by such Loan reserve requirement, and any amounts to be refunded to Seller at expiration of the "Tenant Allowance Period" as required by such section 33 shall be refunded by Lender to Seller pursuant to the terms of such reserve arrangement as reflected in such final Loan documents.

         B. The actual amount of such rent reserve shall be calculated at Closing and shall be an amount sufficient to assure Buyer and Lender that a monthly base rent of $195,076.88 will be received by Buyer during the "Tenant Allowance Period" under the Lease (and at Closing, the base rent proration between the parties shall be based on such full base rent amount). By way of example, if the Closing shall occur on December 15, 2006 then (i) Buyer shall receive a credit for Buyer's share of base rent for December, 2006 in the amount of $106,977.64 and (ii) the rent reserve required by such section 33 shall be $178,500 (or, if the Lender requires prorated rent for the balance of December 2006 to also be included in such reserve account, then such rent reserve amount would be $211,128.95). It shall be a condition to the Closing that Lender shall not require any additional funds to be held in such reserve and shall reserve only such amount as determined by the foregoing for such purpose.

         6. Escrow Agent; SunTrust. Escrow Agent joins in the execution of this Amendment to acknowledge and agree to the foregoing to the extent the Contract modifications contained herein are deemed also to be a modification of that certain Escrow Agreement dated November 6, 2006 among Seller, Buyer and Escrow Agent. SunTrust Equity Funding, LLC joins in the execution of this Amendment to consent to the foregoing and to acknowledge its continuing reaffirmation of the Seller's representations and warranties set forth in section 11 of the Contract and its continuing liability for any damages permitted against Seller in favor of Buyer pursuant to the indemnity contained in section 29 of the Contract, subject, however, to all of the qualifications, limitations and applicable time periods set forth in the Contract.

         7. Ratification; Miscellaneous. Except as expressly modified by this Amendment, the Contract remains unmodified and in full force and effect and is hereby ratified and confirmed in all respects by the parties. This Amendment may be executed in counterparts, all of which when taken together shall constitute one and the same instrument, and this Amendment may be executed and delivered by fax or email transmission with the same effect as if originals were exchanged.

         IN WITNESS WHEREOF, this First Amendment has been executed as of the date first set forth above.

                            SELLER:

                            FR HOLLINS FERRY, LLC, a Delaware limited liability company

                            By:  MRLL, LLC, a Delaware limited liability
                            company, its Sole Member

                            By: SunTrust Equity Funding, LLC, a Delaware limited liability company, its Sole Member

                            By:
                                ----------------------------
                                Name:
                                Title:






                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                             BUYER:
                             ------

                             OLP BALTIMORE LLC, a Maryland limited
                             liability company

                             By:
                                ---------------------------------
                                Name:
                                Title:




                             ESCROW AGENT:
                             ------------

                             LAWYERS TITLE INSURANCE CORPORATION

                             By:
                                 --------------------------------
                                 Name:
                                 Title:



                             SUNTRUST EQUITY FUNDING, LLC, a Delaware limited liability company

                             By:
                                 --------------------------------
                                 Name:
                                 Title:

                                   SCHEDULE 1

                                FORM OF ESTOPPEL

                              ESTOPPEL CERTIFICATE
                               (December __, 2006)


         The undersigned, FERGUSON ENTERPRISES, INC., a Virginia corporation, (the "Tenant"), hereby certifies to CW Capital LLC, a Massachusetts limited liability company ("Lender") and OLP BALTIMORE LLC, a Maryland limited liability company ("Buyer"), as follows:

1. The undersigned is the tenant under that certain Lease Agreement dated as of June 29, 2006 as modified by First Modification of Lease dated as of December __, 2006 (the Lease as modified is referred to as "Lease") attached hereto as Exhibit "A," executed by Tenant and FR HOLLINS FERRY, LLC, a Delaware limited liability company ("Landlord"), demising certain premises located at 4501 Hollins Ferry Road, Baltimore, Maryland (the "Premises"). Capitalized terms used in this Certificate and not otherwise defined herein shall have the meanings assigned thereto in the Lease.

2. Tenant has paid all Rent through December 31, 2006. The current Basic Rent for the Premises is $135,576.88 per month which increases to $195,076.88 on April 1, 2007 without condition. No Rent has been paid more than one (1) month in advance.

3. The current term of the Lease will expire pursuant to its terms on March 31, 2022. Tenant has the option to renew the Term of the Lease for four (4) additional terms of five (5) years each. The Rent increases referred to in
Section 3.2 of the Lease continue to apply throughout all five year Extension Periods under the Lease.

4. To the best of Tenant's knowledge, there are no offsets, deductions or credits against rentals payable under the Lease and no unexpired free rent periods or rental concessions or abatements have been granted to Tenant.

5. To the best of Tenant's knowledge, neither the Landlord nor Tenant is in default in the payment or performance of their respective obligations under the Lease and there is no condition existing which with the passing of time or the giving of notice, or both, would constitute a default or event of default under the Lease.

6. This Certificate may be relied upon and inure to the benefit of Lender and its affiliates, designees and agents and their successors and assigns.

7. The Lease is in full force and effect, and the Lease has not been modified, amended or altered in writing or otherwise except as described in Section 1 above.

8. To the knowledge of the undersigned, there are no proceedings pending or threatened against Tenant before or by any court or administrative agency which if adversely decided would materially and adversely affect the financial condition and operations of Tenant.

         As used in this Estoppel Certificate, "to the best of Tenant's knowledge" means to the best actual knowledge (without duty to investigate) of the person executing this Certificate, who in the normal course of business would be informed of material information regarding the Lease.

         Nothing in this Estoppel Certificate modifies the Lease or any of its terms.

Dated: December __, 2006       TENANT:

                               FERGUSON ENTERPRISES, INC.,
                               a Virginia corporation

                               By:
                                  -------------------------
                               Name:
                                  -------------------------
                               Title:
                                  -------------------------

                                   Exhibit "A"

                               The Lease Agreement

                                  See Attached

                                   SCHEDULE 2

                                TITLE MEMORANDUM

BALLARD SPAHR ANDREWS & INGERSOLL, LLP
CWCAPITAL LLC/ONE LIBERTY PROPERTY/PURCHASE OF FERGUSON TITLE & SURVEY REVIEW BSAI File #: 079971
Reviewer: Krista M. North
Date:    November 17, 2006                           Revised Review Date:

Loan Number: TBD
Property Name: 4501 Hollins Ferry Road, Parcel 1 and Parcel 2
Property Location: Baltimore County, Maryland
Title Insurer: LandAmerica/Lawyers Title
Title Agent (if any): N/A
Commitment Reference Number: 06-023256
Effective Date: September 18, 2006
Issuance Date:


I. Schedule A Matters

1.1.1 Effective date of policy is to be date of recording of mortgage or assignment of mortgage (if applicable).



1.1.2 Insert full name of Lender, CWCapital, LLC, together with its successors and/or assigns.



1.1.3 Any appurtenant easements should be included in legal description and affirmatively insured as a separate insured interest in land in the Policy.

II. Schedule B

         All requirements must be complied with and all standard exceptions deleted.


III. Exceptions/Schedule B-2 Matters


===========  ========= ==========================================================================================================
                                                                                    Action                        Status on
 Exception   Recording              Description of Instrument/Item                Recommended                       Survey
   Number    Reference
=========== ========== ==========================================================================================================

 Exception      N/A    Defects, liens, encumbrances, adverse claims,                Delete                            N/A
                       or other matters, if any, created, first
                       appearing in the public records or attaching
                       subsequent to the effective date hereof but
                       prior to the date the proposedinsured acquires
     1                 for value of record the estate or interest
                       covered by this Policy.
----------- ---------- ----------------------------------------------------------------------------------------------------------

 Exception      N/A    Taxes payable on an annual basis have been
                       paid through the fiscal year ending June 30, 2007,         Revise to state:                    N/A
                       and other public charges (including assessments by         "Taxes and other public charges
                       any County, Municipality, Metropolitan District or         basis subseuent to the
                       Commission) payable on an annual basis have been paid      fiscal year ending December
                       through the year ending December 31, 2006, not yet due     31, 2006,payable on an annual
                       and payable.  This policy does not insure against          not yet due and payable."
                       the balance of any public charges (including assessments
                       by any County, Municipality, Metropolitan District or
                       Commission) payable on an annual basis subsequent
                       to the year ending December 31, 2006, not yet due and
                       payable. Nor does this policy insure against possible
                       future tax levies, nor against possible public charges
                       as defined above that have not been levied or assessed,
                       which future taxes, charges and assessments are not now
                       due and payable.
      2
----------- ---------- ----------------------------------------------------------------------------------------------------------

 Exception       N/A   Rights or claims of parties other than Insured in actual   Revise: Use proper names           N/A
                       possession of any or all of the property, not shown        of leases and Non-Disturbance,
                       by the public records.                                     Subordination and Attornment
     3                                                                            Agreement
----------- ---------- ----------------------------------------------------------------------------------------------------------

 Exception       N/A   Encroachments, overlaps, boundary line disputes, and any
                       other matters which would be disclosed by an               Delete - survey to be provided     N/A
                       accurate survey and inspection of the premises.

     4
----------- ---------- ----------------------------------------------------------------------------------------------------------

 Exception       N/A   Unrecorded easements or claims of easements not shown by
                       the public records.                                        Delete                             N/A


     5
----------- ---------- ----------------------------------------------------------------------------------------------------------

 Exception       N/A    Metered water and/or waste water due or to become due.    Revise to state:                    N/A
                                                                                  "Metered water and/or waste
                                                                                  water not yet due or payable."
     6
----------- ---------- ----------------------------------------------------------------------------------------------------------

 Exception       N/A    Rights of tenants under unrecorded Leases.                Revise to state:                   N/A
                                                                                  "Rights of tenants as tenants
                                                                                  only." Limit to certified rent
     7                                                                            roll - To be provided.
----------- ---------- ----------------------------------------------------------------------------------------------------------

 Exception       N/A    Rights of Ferguson Enterprises under an unrecorded Lease     EXCEPT                          N/A
                        FR Hollins Ferry, LLC, with no option to purchase the
                        property except as specifically provided in the
     8                  aforementioned Lease. NOTE: Exception is also taken to
                        rights of the Sub-Tenant under the Sub-Lease Agreement
                        between Ferguson Enterprises and Computer Distribution
                        Services, Inc.  Note: Neither Tenant nor Sub-Tenant has
                        an option to purchase the property, right of first offer
                        or right of first refusal.

----------- ---------- ----------------------------------------------------------------------------------------------------------

 Exception       N/A   Subject to the following matters as indicated on the
                       Survey Plat entitled, "ALTA/ACSM Land Title Survey           Limit to as shown on
                       4501 Hollins Ferry Road," performed by KCI Technologies,     survey. Revise to state:
                       Inc. dated November 28, 2004, last revised June 8, 2006:     "last revised ____________      Plotted
                                                                                     ___, 2006."

      9

                                                  a) encroachment of fence into
                                         the bed of Transway Road along the west
                                         side of the property;


                                                  b) encroachment of fence along
                                         the bed of Baltimore Beltway on the
                                         east side of property;


                                                  c) encroachment of fence in
                                         the easement area adjacent to Hollins
                                         Ferry Road;


                                                  d) encroachment, if any, of
                                         fence, macadam paving, and tank in
                                         stormwater management areas; and


                                                  g) railroad tracks;


                                                  h) "high voltage area."
----------- --------- ----------------------------------------------------------------------------------------------------------

Exception  Liber 2929  Easements, rights and/or controls relating to drainage,
                       access and erection of snow fences as set forth              Limit to as shown on
                       in Deed dated May 16, 1956 from Louis Heinzerling, et        survey. Revise to state:
                       ux to the Maryland State Roads Commission and recorded       "last revised ____________      Plotted
                       among the Land Records of Baltimore County in Liber 2929,    ___, 2006."
                       folio 333, re: denial of access and right to erect snow
   10      Folio 333   fences with respect to State Roads Commission Plat No.
                       10722,referred to on the Survey Plat entitled, "ALTA/ACS
                       Land Title Survey 4501 Hollins Ferry Road," performed by
                       KCI Technologies, Inc. dated November 28, 2004, last
                       revised June 8, 2006.
---------- ----------- ----------------------------------------------------------------------------------------------------------

Exception  Liber 2947  Easements, right and/or controls relating to drainage,
                       access and erection of snow fences as set forth             Limit to as shown on
                       in Deed dated June 12, 1956 from Henry C. Zepp to the       survey. Revise to state:
                       Maryland State Roads Commission and recorded among          "last revised ____________      Plotted
                       the Land Records of Baltimore County in Liber 2947,folio    ___, 2006."
                       426, re: denial of access and right to erect
    11     Folio 426   snow fences with respect to State Roads Commission Plat
                       No. 10723, referred to on the Survey Plat
                       entitled, "ALTA/ACSM Land Title Survey 4501 Hollins
                       Ferry Road," performed by KCI Technologies, Inc.
                       dated November 28, 2004, last revised June 8, 2006.
---------- ----------  ---------------------------------------------------------------------------------------------------------

Exception      N/A     Rights of others and rights incident to the use of the
                       railroad siding traversing the property hereby              Limit to as shown on
                       insured, as shown on the Survey Plat entitled,"ALTA/ACSM    survey. Revise to state:
                       Land Title Survey 4501 Hollins Ferry Road,"                 "last revised ____________      Plotted
                       performed by KCI Technologies, Inc. dated November 28,      ___, 2006."
                       2004, last revised June 8, 2006.
    12

---------- ---------- ----------------------------------------------------------------------------------------------------------

Exception       N/A    Rights of way lines and matters shown on the following
                       State Highway Plats: 10721, 10722, 10723, 12767,            Limit to as shown on
                       13497, 13498, 13499 and 14571, which Plats are indicated    survey. Revise to state:
                       on the Survey Plat on the Survey Plat entitled,             "last revised ____________      Plotted
                       "ALTA/ACSM Land Title Survey 4501 Hollins Ferry Road,"      ___, 2006."
   13                  performed by KCI Technologies, Inc. dated November 28,
                       2004, last revised June 8, 2006.

---------- ----------  ---------------------------------------------------------------------------------------------------------

Exception  Liber 8603  Deed of Dedication and Easement dated July 31, 1990
                       between Carling National Breweries, Inc., et al and        Limit to as shown on
                       Baltimore County, Maryland and recorded among the Land     survey. Revise to state:
                       Records of Baltimore County in Liber 8603, folio           "last revised ____________         Plotted
                       95, re: storm water management easements as shown to       ___, 2006."
                       on the Survey Plat entitled, "ALTA/ACSM Land Title
    14     Folio 95    Survey 4501 Hollins Ferry Road," performed by KCI
                       Technologies, Inc. dated November 28, 2004, last
                       revised June 8, 2006.                                      Obtain affirmative insurance:
                                                                                          - CLTA 103.1
---------- ----------  ----------------------------------------------------------------------------------------------------------


Exception  Liber 2493  Rights of Consolidated Gas Electric Light and Power        EXCEPT                                N/A
                       Company by virtue of an Agreement recorded among the
                       Land Records of Baltimore County in Liber 2493,folio 110.
    15     Folio 110                                                              Obtain affirmative insurance:

                                                                                        - CLTA 103.1


---------- ----------  ----------------------------------------------------------------------------------------------------------

Exception      N/A     Unrecorded Non-Disturbance and Attornment Agreement by     Provide complete copy
                       and between FR Hollins Ferry, LLC and Computer             of the Non-Disturbance                 N/A
                       Distribution Services, Inc.                                and Attornment Agreement

    16
----------- ---------  --------------------------------------------------------------------------------------------------------


IV. Endorsement Status/Issues

===============================================================================

                                 Availability  Applicability
                                 ( & Cost, if  to Transaction      Action
          Endorsement             Available)     & Property      Recommended
===============================================================================

Zoning (ALTA 3.1)                    Yes            Yes            Provide

-------------------------------------------------------------------------------

Comprehensive (ALTA 9)               Yes             Yes           Provide
-------------------------------------------------------------------------------

"Same as Survey"                     Yes             Yes           Provide

-------------------------------------------------------------------------------

Separate Tax Lot                     Yes             Yes           Provide

-------------------------------------------------------------------------------

Contiguity                           Yes             Yes           Provide

-------------------------------------------------------------------------------

Doing Business                       Yes             Yes           Provide

-------------------------------------------------------------------------------

Address                              Yes             Yes           Provide

-------------------------------------------------------------------------------

Environmental Protection Lien        Yes             Yes           Provide

-------------------------------------------------------------------------------

Utility Facility Endorsement         Yes             Yes           Provide

-------------------------------------------------------------------------------

Non-Imputation Endorsement           Yes             Yes           Provide
-------------------------------------------------------------------------------

Street Access                        Yes             Yes           Provide

-------------------------------------------------------------------------------

Usury                                Yes              No
-------------------------------------------------------------------------------

Special Subdivision                  Yes             Yes           Provide

-------------------------------------------------------------------------------

Street Assessment                    Yes             Yes           Provide

-------------------------------------------------------------------------------

Unlocatable Easements (CLTA          Yes             Yes           Provide
103.1)
-------------------------------------------------------------------------------

Blanket Easements (CLTA 103.3)       Yes             Yes           Provide

-------------------------------------------------------------------------------

Deletion of Creditors Rights         Yes             Yes           Provide

-------------------------------------------------------------------------------

Deletion of Arbitration Clause       Yes             Yes           Provide

-------------------------------------------------------------------------------

CUSTOM (must elaborate)
===============================================================================

V. Survey Standards


   Ref No.                         Requirement                                            Notes/Corrections/Status
===================================================================================================================================

     1.       Be prepared by a registered land surveyor who should affix
              his/her seal, date the survey with the date of its delivery          Satisfy
              to Lender, which date should be just prior to the closing
              of the loan, and manually sign the survey.

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     2.        Name the title company and Lender, or its designee and              Lender's name is CWCapital, LLC, a
               its successors and/or assigns as recipients of the survey.          Massachusetts limited liability company

                                                                                   Include "its successors and assigns"

-----------------------------------------------------------------------------------------------------------------------------------

     3.        Include on the survey a full legal description and street
               address of the parcel or, if not possible, on a separate sheet      Okay
               stapled to the survey. The sheet should be sealed, signed
               and dated as of the date of the survey and should bear a
               certification that the legal description is a true, correct and complete description of the parcel and all rights appurtenant thereto.
-----------------------------------------------------------------------------------------------------------------------------------


     4.        Identify all perimeter property lines.  Where applicable,
               curves should be described.                                         Okay
-----------------------------------------------------------------------------------------------------------------------------------

     5.        Identify the number of square feet and acres contained in           Satisfy
               the parcel.
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     6.        Identify all public streets adjacent to the property and further
               identify any right-of-way lines, including their distance from      Satisfy
               the nearest intersecting public streets.
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     7.         Show all curb cuts, driveways, fences and access routes from
                property to public streets and highways with an affirmative         Satisfy
                statement of the status of such roadways as public or
                private.
-----------------------------------------------------------------------------------------------------------------------------------


     8.         Show all easements affecting the property which either benefit
                or burden it and identify each by Book and Page or document         Satisfy
                number of instrument creating the easement.  Indicate, if
                possible, the dimensions of each easement.
-----------------------------------------------------------------------------------------------------------------------------------

     9.         Show building foundations and all structures or improvements on
                the property, including sidewalks, stoops, fences, parking          Satisfy
                areas, walls, and street lighting. Identify the square
                footage and the number of stories of all structures. Specify whether such improvements are under construction and, if so, which ones.
-----------------------------------------------------------------------------------------------------------------------------------

     10.        Identify all utility lines for sewer, water, gas, electric and
                telephone, light poles and cable television as they service the     Satisfy
                property and improvements.  Show all points of ingress and egress.
-----------------------------------------------------------------------------------------------------------------------------------

     11.        Show all building set back and yard lines. If none, state
                "none."                                                             Satisfy
-----------------------------------------------------------------------------------------------------------------------------------

     12.        Show any encroachments or make a positive statement that
                there are no encroachments.                                         Satisfy
-----------------------------------------------------------------------------------------------------------------------------------

    13.         Identify all parking and paved areas. Parking areas should
                include the number and type, (e.g. standard, compact,               Satisfy
                handicapped,  etc.) of vehicles that may be parked under
                applicable zoning and whether they are covered or uncovered.
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    14.         Show all water courses and wetlands.                                Satisfy
-----------------------------------------------------------------------------------------------------------------------------------

    15.         Clearly identify the point of beginning of the property
                description and relation thereof to the monument from               Okay
                which it is fixed.
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    16.         Show a vicinity map showing the location of the property
                surveyed in reference to adjoining or nearby highways or street     Okay
                intersections.
-----------------------------------------------------------------------------------------------------------------------------------

    17.         Include significant observations not otherwise defined.             Okay
-----------------------------------------------------------------------------------------------------------------------------------
    18.         Include a legend setting forth an explanatory list of the
                abbreviations, symbols and lines used in the survey and the         Satisfy
                scale used in setting forth the dimensions of the survey.
-----------------------------------------------------------------------------------------------------------------------------------
    19.         Indicate the zoning, use and density classification of the
                property and show the location of any lines that divide the         Satisfy
                property  into different classification. The survey
                should designate the front yard lot line(s) of the property, as determined pursuant to applicable zoning requirements.
-----------------------------------------------------------------------------------------------------------------------------------

    20.         Include a statement that the Survey was prepared with knowledge
                of, and reflects all matters affecting title to the Property set    Satisfy
                forth in the title insurance policy and identify the title policy by title company, date and policy number.
-----------------------------------------------------------------------------------------------------------------------------------

    21.         Conform to such additional requirements as Lender may impose for
                the proposed mortgage loan, including, but without limitation,      Okay
                 the Minimum Standard Detail Requirements for ALTA/ACSM Land
                Title Surveys as adopted by the America Land Title Association and the NSPS, 2005.
===================================================================================================================================



Copies of the survey conforming to the above requirements each bearing the registered land surveyor's manual signature should be delivered as follows: (a) Three (3) copies should be delivered to Lender's counsel, (b) two (2) copies should be delivered to Lender's local counsel if directed by Lender, and (c) two
(2) copies should be delivered to Lender. Addresses will be provided.


VI.  Surveyor's Certification


================ =========================================================================================

   Ref. No.                           Requirement                                Notes/Corrections/Status
================ =========================================================================================

    Intro.       [Name], a registered land surveyor, License No. [Number], in
                 and for the state of [State] and legally doing business in           Satisfy
                 [County],  does hereby certify to Greenwich Capital
                 Financial Products, Inc., [Title Company], and their respective successors and assigns that I have made a careful survey of a tract of land described [hereon] as follows:


                                [Insert Property Description]
---------------- ----------------------------------------------------------------------------------------

                 ARTICLE II The accompanying survey ("Survey") was made on the
                 ground and correctly shows the location of all buildings,           Satisfy
                 structures and other improvements situated on the above
                 premises; there are not visible encroachments on the subject property or upon adjacent land abutting said property except as shown hereon and was made in accordance with laws and/or
                 Minimum Standards of the State of ________;


---------------- ---------------------------------------------------------------------------------------

                 ARTICLE III The property described hereon is the same as the
                 property described in _____________ Commitment No.                 Satisfy
                 _____________ with an effective date of ____________________
                 and that all easements, covenants and restrictions referenced in  said title commitment or apparent from a physical
                 inspection of the site or otherwise known to me have been
                 plotted hereon or otherwise noted as to their effect on the subject property;

                                           ARTICLE IV
---------------- ---------------------------------------------------------------------------------------

                 ARTICLE V  Said described property is located within an area
                 having a Zone Designation _____ by the Federal Emergency          Satisfy
                 Management Agency (FEMA), on Flood Insurance Rate Map No.
                 ______________, with a date of identification of ____________, for Community No. _________, in __________ County, State of
                 ___________, which is the current Flood Insurance Rate Map for the community in which said premises is situated;

---------------- ---------------------------------------------------------------------------------------

                 ARTICLE VI The subject property has [direct access to _______,    Satisfy
                 and from a duly dedicated and accepted public street
                 or highway] [indirect access to _____________, a dedicated public street or highway, by way of the Access Easement
                 recorded in Book ___ Page ___];
---------------- --------------------------------------------------------------------------------------

                 ARTICLE VII  The total number of striped parking spaces on the
                 subject property is _______, including ______ designated          Satisfy
                 handicap spaces.
---------------- --------------------------------------------------------------------------------------

                 [If the certificate is attached to rather than typed or otherwise reproduced on the face of the Survey, add a paragraph specifically identifying the Survey (such as by date, property description, and survey number) to which the certificate
                 Satisfy relates.]

                 The parties listed above are entitled to rely on the Survey and this certificate as being accurate.

---------------- --------------------------------------------------------------------------------------

                 This is to certify that this map or plat and the survey on which it is based were made in accordance with laws regulating surveying in the State of _____________, and with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys", Satisfy jointly established and adopted by ALTA and NSPS in 2005 and includes Items 1, 2, 3, 4, 6, 7(a)
                 (bi), (c), 8, 9, 10, 11(a), and 16 in Table A contained therein. Pursuant to the Accuracy Standards as adopted by ALTA and NSPS and in effect on the date of this certification, undersigned 0further certifies that in my professional opinion, as a land surveyor registered in the State of _________, the Relative Positional Accuracy of this survey does not exceed that which is specified herein.



                 [Signature]

                 [Type name of surveyor below signature line]

                 Registration No. ____________________

                 Date:    [Date]

                [Seal]
================ ==============================================================




VII. Miscellaneous Comments, Notes, Special Issues Not Covered Above (must elaborate)